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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001

                       WORLD WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)


        011-15837                                         87-0549700
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(Commission File Number)                    (I.R.S. Employer Identification No.)

  5670 Greenwood Plaza Boulevard, Suite 340, Greenwood Village, Colorado 80111
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                     (Address of principal executive office)

                                  303-221-1944
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              (Registrant's telephone number, including area code)



ITEM 1. CHANGE IN CONTROL OF REGISTRANT

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.

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ITEM 5. OTHER EVENTS

The Registrant previously reported on its Form 8-K filed on February 26, 2001 that The Pinnacle Fund, L.P., Barry M. Kitt, and Tom and Denise Hunse filed a lawsuit against the Registrant in the Third Judicial District Court of Salt Lake County, Utah (which was subsequently removed to the United States District Court for the District of Utah) with respect to the purchase of a total of 230,000 shares of common stock of the Registrant at $3.00 per share in a private placement transaction in February, 2000. The plaintiffs sought rescission of the transaction and/or damages, including treble damages, which they allege arose out of the Registrant's failure to file a Registration Statement on or before December 31, 2000.

In mid December, 2001, the United States District Court in Utah approved the plaintiffs' motion for leave to amend their pleadings to commence a lawsuit against five individual defendants (David D. Singer, an officer-director, Donald
I. Wallace, a former officer-director, Malcolm Thomas, a director, Charles Taylor, a director and a former officer, Kevin Childress) and to assert an additional cause of action against them for the underlying state law securities claim against the Company, and new causes of action against the Company for breach of the implied covenant of good faith and fair dealing and promissory estoppel, and a new cause of action for fraud against Mr. Singer. The plaintiffs continue to seek the same relief originally sought by them.

The Company believes that it has meritorious defenses to such action and intends to prosecute its defense of the action vigorously, but there can be no assurance as to the outcome thereof. The Company will also vigorously contest these new additional claims and believes it has meritorious defenses to these new claims, and it is anticipated that the individual defendants named in the lawsuit will do the same after they are served, although the Company cannot assure you of the result in such lawsuit.

ITEM 6. REGISTRATION OF REGISTRANT'S DIRECTORS

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

None.

ITEM 8. CHANGES IN FISCAL YEAR

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                            WORLD WIRELESS COMMUNICATIONS, INC.


December 20, 2001                           By: /s/ David D. Singer
                                               ---------------------------------
                                               David D. Singer, President